EXHIBIT 32.2

Certification of the Acting Chief Accounting Officer Pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of The Wet Seal, Inc. for the period ended July 30, 2005, I, Steven H. Benrubi, Vice President-Corporate Controller and Acting Chief Accounting Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Form 10-Q for the period ended July 30, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q for the period ended July 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

Date: September 8, 2005	/s/ Steven H. Benrubi
Steven H. Benrubi
Vice President-Corporate Controller and Acting Chief Accounting Officer
(Principal Financial and Accounting Officer)